Exhibit 99.1

Execution Copy

DUKE ENERGY CAROLINAS, LLC

$500,000,000 6.10% SENIOR NOTES DUE 2037

UNDERWRITING AGREEMENT

May 31, 2007

MERRILL LYNCH & CO.

Merrill Lynch, Pierce, Fenner & Smith
Incorporated

4 World Financial Center
New York, NY 10080

and

MORGAN STANLEY & CO. INCORPORATED
1585 Broadway
New York, NY 10036

As Representatives of the several Underwriters

Ladies and Gentlemen:

Introductory. DUKE ENERGY CAROLINAS, LLC, a North Carolina limited liability company (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell $500,000,000 aggregate principal amount of 6.10% Senior Notes due 2037 (the “Notes”) to be issued pursuant to the provisions of a Senior Indenture, dated as of September 1, 1998, as the same may be amended and supplemented by supplemental indentures, including the supplemental indenture to be dated as of June 5, 2007 relating to the Notes (the “Indenture”), between the Company and The Bank of New York Trust Company, N.A. (as successor to JPMorgan Chase Bank, N.A.) (the “Trustee”).  Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (the “Representatives”) are acting as representatives of the several underwriters named in Schedule A hereto (together with the Representatives, the “Underwriters”).  The Company understands that the several Underwriters propose to offer the Notes for sale upon the terms and conditions contemplated by (i) this Agreement and (ii) the Base Prospectus, the Preliminary Prospectus and any Permitted Free Writing Prospectus (as defined below) issued at or prior to the Applicable Time (such documents referred to in this subclause (ii) herein called the “Pricing Disclosure Package”).  The Company hereby agrees with the Underwriters as follows:

1.     Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Underwriters that:

(a)                                  Registration statement (No. 333-108416), including a combined prospectus, relating to the Notes and certain other securities has been filed with the Securities and Exchange Commission (“Commission”) under the Securities Act of 1933, as amended (the “1933 Act”). Such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, has been declared effective by the Commission in such form, and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose or pursuant to Section 8A of the 1933 Act has been initiated or threatened by the Commission (if prepared, any preliminary prospectus supplement specifically relating to the Notes immediately prior to the Applicable Time (as defined below) included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission under the 1933 Act (“1933 Act Regulations”) being hereinafter called a “Preliminary Prospectus”); the term “Registration Statement” means the registration statement as deemed revised pursuant to Rule 430B(f)(1) of the 1933 Act Regulations on the date of such registration statement’s effectiveness for purposes of Section 11 of the 1933 Act, as such section applies to the Company and the Underwriters for the Notes pursuant to Rule 430B(f)(2) of the 1933 Act Regulations (the “Effective Date”), including all exhibits thereto and including the documents incorporated by reference in the prospectus contained in the Registration Statement at the time such part of the Registration Statement became effective; the term “Base Prospectus” means the prospectus filed with the Commission on the date hereof by the Company; and the term “Prospectus” means the Base Prospectus together with the prospectus supplement specifically relating to the Notes prepared in accordance with the provisions of Rule 430B and promptly filed after execution and delivery of this Agreement pursuant to Rule 430B or Rule 424(b) of the 1933 Act Regulations; any information included in such Prospectus that was omitted from the Registration Statement at the time it became effective but that is deemed to be a part of and included in such registration statement pursuant to Rule 430B is referred to as “Rule 430B Information;” and any reference herein to any Registration Statement, Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein prior to the date hereof; any reference to any amendment or supplement to any Preliminary Prospectus or Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement.  For purposes of this Agreement, the term “Applicable Time” means 5:19 p.m. (New York Time) on the date hereof.

(b)                                 The Registration Statement, any Permitted Free Writing Prospectus(es) attached to Schedule B, any Preliminary Prospectus and the Prospectus, conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations, and (A) the Registration Statement, as of the Effective Date, at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, and at the Closing Date, did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) (i) the Pricing Disclosure Package, as of the Applicable Time, did not and will not, (ii) the Prospectus and any amendment or supplement thereto, as of their dates, will not, and (iii) the Prospectus as of the Closing Date (as defined in Section 3) will not, include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Underwriters with respect to any statements or omissions made in reliance upon and in conformity with written information furnished to the Company by the Representatives on behalf of the Underwriters specifically for use in the Registration Statement, the Permitted Free Writing Prospectus(es), any Preliminary Prospectus or the Prospectus.

(c)                                  Any Permitted Free Writing Prospectus listed on Schedule B hereto as of its issue date and at all subsequent times through the completion of the public offer and sale of the Notes or until any earlier date that the Company notified or notifies the Underwriters as described Section 5(b) did not, does not and will not include any information that conflicts with the information (not superseded or modified as of the Effective Date) contained in the Registration Statement, any Preliminary Prospectus or the Prospectus.

(d)                                 At the earliest time the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Notes, the Company was not an “ineligible issuer” as defined in Rule 405 of the 1933 Act Regulations.  The Company is, and was at the time of the initial filing of the Registration Statement, eligible to use Form S-3 under the 1933 Act.

(e)                                  The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, at the time they were filed or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), and, when read together with the other information in the Prospectus, (a) at the time the Registration Statement became effective, (b) at the Applicable Time and (c) on the Closing Date did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)                                    The Company’s Annual Report filed on Form 10-K meets the conditions specified in General Instruction I(1) of the General Instructions for Form 10-K, and the

Company’s most recent report filed on Form 10-Q meets the conditions specified in General Instruction H(1) of the General Instructions for Form 10-Q.

(g)                                 The compliance by the Company with all of the provisions of this Agreement has been duly authorized by all necessary limited liability company action and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its property or assets is subject that would have a material adverse effect on the business, financial condition or results of operations of the Company, nor will such action result in any violation of the provisions of the Articles of Organization, the Limited Liability Company Operating Agreement or other comparable governing document of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its property that would have a material adverse effect on the business, financial condition or results of operations of the Company; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except for authorization by the North Carolina Utilities Commission and The Public Service Commission of South Carolina and the registration under the 1933 Act of the Notes, qualification under the Trust Indenture Act of 1939 (the “1939 Act”) and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Underwriters.

(h)                                 This Agreement has been duly authorized, executed and delivered by the Company.

(i)                                     The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the 1939 Act and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity  (regardless of whether enforceability is considered in a proceeding in equity or at law).

(j)                                     The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee, in the manner provided in the Indenture and delivered against payment therefor, will constitute valid and legally binding obligations of  the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and are entitled to the benefits afforded by the Indenture in accordance with the terms of the Indenture and the Notes.

(k)                                  Any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument set forth in Annex A hereto or filed or incorporated by reference as an exhibit to the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2006 are all indentures, mortgages, deeds of trust, loan agreements or other agreements or instruments that are material to the Company.

(l)                                     The Company has no “significant subsidiaries” within the meaning of Rule 405 of the 1933 Act Regulations.

3.     Purchase, Sale and Delivery of Notes. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of 99.112% of the principal amount of the Notes plus accrued interest from June 5, 2007 (and in the manner set forth below), the respective principal amount of Notes set forth opposite the names of the Underwriters in Schedule A hereto plus the respective principal amount of additional Notes which each such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof.  The Underwriters hereby agree to reimburse the Company in an amount equal to $625,000, including in respect of expenses incurred by us in connection with the offering.

Payment of the purchase price for the Notes to be purchased by the Underwriters shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 1440 New York Avenue, N.W. Washington, D.C. 20005, or at such other place as shall be mutually agreed upon by you and the Company, at 10:00 a.m., New York City time, on June 5, 2007 or such other time and date as shall be agreed upon in writing by the Company and the Underwriters (the “Closing Date”). All other documents referred to herein that are to be delivered at the Closing Date shall be delivered at that time at the office of Sidley Austin LLP, 787 Seventh Avenue, New York, NY 10019.  Payment shall be made to the Company by wire transfer in immediately available funds, payable to the order of the Company against delivery of the Notes, in fully registered form, to you or upon your order.  The Notes shall be delivered in the form of one or more global certificates in aggregate denomination equal to the aggregate principal amount of Notes upon original issuance and registered in the name of Cede & Co., as nominee for The Depository Trust Company (“DTC”).

4.     Offering by the Underwriters. It is understood that the several Underwriters propose to offer the Notes for sale to the public as set forth in the Prospectus.

5.     Covenants of the Company. The Company covenants and agrees with the several Underwriters that:

(a)                                  The Company will cause any Preliminary Prospectus and the Prospectus to be filed pursuant to, and in compliance with, Rule 424(b) of the 1933 Act Regulations, and advise the Underwriters promptly of the filing of any amendment (and effectiveness thereof) or supplementation to the Registration Statement, any Preliminary Prospectus or the Prospectus, of the filing of any Rule 462(b) registration statement and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement, and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

(b)                                 If at any time when a prospectus relating to the Notes (or the notice referred to in Rule 173(a) of the 1933 Act Regulations) is required to be delivered under the 1933 Act any event occurs as a result of which the Pricing Disclosure Package or the Prospectus as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Pricing Disclosure Package or the Prospectus to comply with the 1933 Act, the Company promptly will prepare and file with the Commission an amendment, supplement or an appropriate document pursuant to Section 13 or 14 of the 1934 Act which will correct such statement or omission or which will effect such compliance.

(c)                                  The Company, during the period when a prospectus relating to the Notes is required to be delivered under the 1933 Act, will timely file all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act.

(d)                                 Without the prior consent of the Underwriters, the Company has not made and will not make any offer relating to the Notes that would constitute a “free writing prospectus” as defined in Rule 405 of the 1933 Act Regulations, other than a Permitted Free Writing Prospectus; each Underwriter, severally and not jointly, represents and agrees that, without the prior consent of the Company, it has not made and will not make any offer relating to the Notes that would constitute a “free writing prospectus” as defined in Rule 405 of the 1933 Act Regulations, other than a Permitted Free Writing Prospectus or a free writing prospectus that is not required to be filed by the Company pursuant to Rule 433 of the 1933 Act Regulations; any such free writing prospectus (which shall include the pricing term sheet discussed in Section 2(e) below), the use of which has been consented to by the Company and the Underwriters, is listed on Schedule B and herein called a “Permitted Free Writing Prospectus.”  The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

(e)                                  The Company agrees to prepare a term sheet specifying the terms of the Notes not contained in any Preliminary Prospectus, substantially in the form of Schedule C hereto and approved by the Representatives on behalf of the Underwriters, and to file such pricing term sheet as an “issuer free writing prospectus” pursuant to Rule 433(b)

of the 1933 Act Regulations prior to the close of business two business days after the date hereof.

(f)                                    The Company agrees that if at any time following the issuance of a Permitted Free Writing Prospectus any event occurred or occurs as a result of which such Permitted Free Writing Prospectus would conflict with the information (not superseded or modified as of the Effective Date) in the Registration Statement, the Pricing Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Underwriters and, if requested by the Underwriters, will prepare and furnish without charge to each Underwriter a free writing prospectus or other document, the use of which has been consented to by the Underwriters, which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in a Permitted Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of the Underwriters expressly for use therein.

(g)                                 The Company will make generally available to its security holders, in each case as soon as practicable but not later than 60 days after the close of the period covered thereby, earnings statements (in form complying with the provisions of Rule 158 under the 1933 Act, which need not be certified by independent certified public accountants unless required by the 1933 Act) covering (i) a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of the Registration Statement and (ii) a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the date of this Agreement.

(h)                                 The Company will furnish to you, without charge, copies of the Registration Statement (four of which will be signed and will include all exhibits other than those incorporated by reference), the Pricing Disclosure Package and the Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as you reasonably request.

(i)                                     The Company will arrange or cooperate in arrangements for the qualification of the Notes for sale under the laws of such jurisdictions as you designate and will continue such qualifications in effect so long as required for the distribution; provided, however, that the Company shall not be required to qualify as a foreign limited liability company or to file any general consents to service of process under the laws of any state where it is not now so subject.

(j)                                     The Company will pay all expenses incident to the performance of its obligations under this Agreement including (i) the printing and filing of the Registration Statement and the printing of this Agreement and any Blue Sky Survey, (ii) the preparation and printing of certificates for the Notes, (iii) the issuance and delivery of the Notes as specified herein, (iv) the fees and disbursements of counsel for the Underwriters in connection with the qualification of the Notes under the securities laws of any jurisdiction in accordance with the provisions of Section 5(i) and in connection with the preparation of the Blue Sky Survey, such fees not to exceed $5,000, (v) the printing and delivery to the Underwriters, in quantities as hereinabove referred to, of copies of the Registration Statement and any amendments thereto, of any Preliminary Prospectus, of the Prospectus, of any Permitted Free Writing Prospectus and any amendments or supplements thereto, (vi) any fees charged by independent rating agencies for rating the Notes, (vii) any fees and expenses in connection with the listing of the Notes on the New York Stock Exchange, (viii) any filing fee required by the National Association of Securities Dealers, Inc., (ix) the costs of any depository arrangements for the Notes with DTC or any successor depositary and (x) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Notes, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the Underwriters and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show; provided, however, the Underwriters shall reimburse a portion of the costs and expenses referred to in this clause (x).

6.     Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Notes will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

(a)                                  The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for filing by the 1933 Act Regulations and in accordance herewith and each Permitted Free Writing Prospectus shall have been filed by the Company with the Commission within the applicable time periods prescribed for such filings by, and otherwise in compliance with Rule 433 of the 1933 Act Regulations.

(b)                                 Prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose or  pursuant to Section 8A of the 1933 Act shall have been instituted or, to the knowledge of the Company or you, shall be threatened by the Commission.

(c)                                  Prior to the Closing Date, the rating assigned by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Services to any debt securities or preferred stock of the Company as of the date of this Agreement shall not have been lowered.

(d)                                 Since the respective most recent dates as of which information is given in the Prospectus and up to the Closing Date, there shall not have been any material adverse change in the condition of the Company, financial or otherwise, except as reflected in or contemplated by the Prospectus, and, since such dates and up to the Closing Date, there shall not have been any material transaction entered into by the Company other than transactions contemplated by the Pricing Disclosure Package and the Prospectus and transactions in the ordinary course of business, the effect of which in your reasonable judgment is so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated by the Pricing Disclosure Package and the Prospectus.

(e)                                  You shall have received an opinion of Robert T. Lucas III, Esq., Associate General Counsel of the Company, dated the Closing Date, to the effect that:

(i)            The Company has been duly organized and is validly existing as a limited liability company in good standing under the law of the State of North Carolina, with power and authority (limited liability company and other) to own its properties and conduct its business as described in the Pricing Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement.

(ii)           The Company is duly qualified to do business in each jurisdiction in which the ownership or leasing of its property or the conduct of its business requires such qualification, except where the failure to so qualify, considering all such cases in the aggregate, does not have a material adverse effect on the business, properties, financial condition or results of operations of the Company.

(iii)          The Registration Statement has become effective under the 1933 Act, and, to the best of such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the 1933 Act.

(iv)          The descriptions in the Registration Statement, the Pricing Disclosure Package and the Prospectus of any legal or governmental proceedings are accurate and fairly present the information required to be shown, and such counsel does not know of any litigation or any legal or governmental proceeding instituted or threatened against the Company  or any of its properties that would be required to be disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus and is not so disclosed.

(v)           This Agreement has been duly authorized, executed and delivered by the Company.

(vi)          The execution, delivery and performance by the Company of this Agreement, the Indenture and the Notes will not contravene any of the provisions of the Articles of Organization or the Limited Liability Company Operating Agreement of the Company, the North Carolina Limited Liability Company Act or any statute or any order, rule or regulation of which such counsel is aware of any court or governmental agency or body having jurisdiction over the Company or any of its property, nor will such action conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which it or its property is bound or to which any of its property or assets is subject which affects in a material way the Company’s ability to perform its obligations under this Agreement, the Indenture and the Notes.

(vii)         The North Carolina Utilities Commission and The Public Service Commission of South Carolina have issued appropriate orders with respect to the issuance and sale of the Notes in accordance with this Agreement, and, to the best of such counsel’s knowledge, such orders are still in effect; the issuance and sale of the Notes to the Underwriters are in conformity with the terms of such orders; and no other authorization, approval or consent of any other governmental body (other than in connection or compliance with the provisions of the securities or Blue Sky laws of any jurisdiction) is legally required for the issuance and sale of the Notes pursuant to this Agreement.

(viii)        The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms.

(ix)           The Notes have been duly authorized, executed and issued by the Company and, when authenticated by the Trustee, in the manner provided in the Indenture and delivered against payment therefor, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, and are entitled to the benefits afforded by the Indenture in accordance with the terms of the Indenture and the Notes.

(x)            The North Carolina Utilities Commission and The Public Service Commission of South Carolina have issued appropriate orders with respect to the issuance and sale of the Notes in accordance with this Agreement, and, to the knowledge of such counsel, such orders are still in effect; the issuance and sale of the Notes to the Underwriters are in conformity with the terms of such orders.

(xi)                                No consent, approval, authorization, order, registration or qualification of or with any North Carolina governmental agency or body or, to such counsel’s knowledge, any North Carolina court, which has not been obtained or taken and is not in full force and effect, is required to authorize, or for the Company to consummate the transactions contemplated by this Agreement, except for such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Notes by the Underwriters.

(xii)                             The issuance and sale of the Notes by the Company, the execution, delivery and performance by the Company of this Agreement and the execution and delivery of the Indenture by the Company will not breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2006 or identified on Annex A hereto furnished to such counsel by the Company, which the Company has represented lists all indentures, mortgages, deeds of trust, loan agreements or other agreements or instruments that are material to the Company, nor will such action violate the Articles of Organization or the Limited Liability Company Operating Agreement of the Company or any federal or New York statute or any rule or regulation that has been issued pursuant to any federal or New York statute or any order known to such counsel issued pursuant to any federal or New York statute, by any court or governmental agency or body having jurisdiction over the Company or any of its properties.

Such counsel may state that his opinions in paragraphs (viii) and (ix) are subject to the effects of bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).  Such counsel shall state that nothing has come to his attention that has caused him to believe that each document incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, when filed, was not, on its face, appropriately responsive, in all material respects, to the requirements of the 1934 Act and the 1934 Act Regulations.  Such counsel shall also state that nothing has come to his attention that has caused him to believe that (i) the Registration Statement, including the Rule 430B Information, as of the filing of the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2006 with the Commission, and at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Pricing Disclosure Package at the Applicable Time contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) that the Prospectus or any amendment or supplement thereto, as of the date it was filed with, or transmitted for filing to, the Commission and at the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel may also state that, except as otherwise expressly provided in such opinion, he does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in or incorporated by reference into the Registration Statement and the Prospectus and does not express any opinion or belief as to (i) the financial statements or other financial data contained or incorporated by reference in the Registration Statement or the Prospectus, (ii) the statement of the eligibility and qualification of the Trustee included in the Registration Statement or (iii) the information in the Prospectus under the caption “Book-Entry System.”

In rendering the foregoing opinion, such counsel may state that he does not express any opinion concerning any law other than the law of the State of North Carolina and may rely as to all matters of the law of the State of South Carolina on the opinion of Austin, Lewis & Rogers, P.A. of Columbia, South Carolina. Such counsel may also state that he has relied as to certain factual matters on information obtained from public officials, officers of the Company and other sources believed by him to be responsible.

(f)            You shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Company, dated the Closing Date, to the effect that:

(i)            Assuming that the Indenture has been duly authorized, executed and delivered by the Company and is the valid and binding obligation of the Trustee, the Indenture is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

(ii)           Assuming that the Notes have been duly authorized and executed by the Company, when duly authenticated by the Trustee and issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement and the Indenture, the Notes will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms.

(iii)          The statements made in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Description of the Notes” and “Description of the Senior Notes,” insofar as such statements purport to summarize certain provisions of the Indenture and the Notes, fairly summarize such provisions in all material respects.

(iv)          No consent, approval, authorization, order, registration or qualification of or with any federal or New York governmental agency or body or, to such counsel’s knowledge, any federal or New York court, which has not been obtained or taken and is not in full force and effect, is required to authorize, or for the Company to consummate the transactions contemplated by this Agreement, except for the registration under the 1933 Act of the Notes, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or

Blue Sky laws in connection with the purchase and distribution of the Notes by the Underwriters.

(v)           The Company is not and, solely after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

You shall also have received a statement of Skadden, Arps, Slate, Meagher & Flom LLP, dated the Closing Date, to the effect that nothing has come to such counsel’s attention that causes it to believe that:

Each filing made by the Company under the 1934 Act and the 1934 Act Regulations that is incorporated by reference in the Prospectus, when filed, appeared on its face, appropriately responsive, in all material respects, to the requirements of the 1934 Act and the 1934 Act Regulations and that each of the Registration Statement and the Pricing Disclosure Package, as of the Applicable Time, and the Prospectus, as of the date of the prospectus supplement, appeared on its face, appropriately responsive in all material respects, to the requirements of the 1933 Act and the 1933 Act Regulations (except that in each case such counsel need not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the Statement of Eligibility on Form T-1 (the “Form T-1”) and no facts have come to such counsel’s attention that have caused such counsel to believe that (i) the Registration Statement, at the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus, as of the date of the prospectus supplement and as of the Closing Date, contained or contains an untrue statement of a material fact or omits or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case such counsel need not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom, or the statements contained in the exhibits to the Registration Statement, including the Form T-1)  In addition, no facts have come to such counsel’s attention that have caused such counsel to believe that the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom, or the statements contained in the exhibits to the Registration Statement, including the Form T-1).

In addition, such statement shall confirm that the Prospectus has been filed with the Commission within the time period required by Rule 424 of the 1933 Act Regulations and any required filing of a Permitted Free Writing Prospectus pursuant to Rule 433 of the 1933 Act Regulations has been filed with the Commission within the time period required by Rule 433(d) of the 1933 Act Regulations.  Such statement shall further state that the Registration Statement has been declared effective under the Securities Act and, pursuant to Section 309 of the Trust Indenture Act of 1939, as amended (the “1939 Act”), the Indenture has been qualified under the

1939 Act, and that such counsel has been orally advised by the Commission that no stop order suspending the effectiveness of the Registration Statement has been issued and, to such counsel’s knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

Skadden, Arps, Slate, Meagher & Flom LLP may state that its opinions in paragraphs (ii) and (iii) are subject to the effects of bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).  In rendering the foregoing opinion, Skadden, Arps, Slate, Meagher & Flom LLP may state that such opinion is limited to the law of the State of New York and the federal law of the United States.  In addition, such counsel may state that they have relied as to certain factual matters on information obtained from public officials, officers and representatives of the Company and that the signatures on all documents examined by them are genuine, assumptions which such counsel have not independently verified.

(g)           You shall have received an opinion of Austin, Lewis & Rogers, P.A. of Columbia, South Carolina, counsel for the Company, dated the Closing Date, to the effect that the Public Service Commission of South Carolina has issued an appropriate order with respect to the issuance and sale of the Notes in accordance with this Agreement, and, to the knowledge of such counsel, such order is still in effect and that the issuance and sale of the Notes to the Underwriters are in conformity with the terms of such order.

(h)           You shall have received an opinion of Sidley Austin LLP, counsel for the Underwriters, dated the Closing Date, with respect to the organization of the Company, the validity of the Notes, the Registration Statement, the Pricing Disclosure Package and the Prospectus, as amended or supplemented, and such other related matters as you may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.  In giving their opinion, Sidley Austin LLP may rely on the opinion of Robert T. Lucas III, Esq. as to matters of North Carolina law and on the opinion of Austin, Lewis & Rogers, P.A. of Columbia, South Carolina as to matters of South Carolina law.

(i)            On or after the date hereof, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally or of the securities of the Company, on the New York Stock Exchange; or (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities or a material disruption in commercial banking services or securities settlement or clearance services in the United States; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this subsection (i) in your reasonable judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Prospectus. In such event there shall be no liability on the part of any party to any other party except as otherwise provided in Section 7 hereof and except for the expenses to be borne by the Company as provided in Section 5(j) hereof.

(j)            You shall have received a certificate of the Chairman of the Board, the President, any Vice President, the Secretary or an Assistant Secretary and any financial or accounting officer of the Company, dated the Closing Date, in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct as of the Closing Date, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date, that the conditions specified in Section 6(c) and Section 6(d) have been satisfied, and that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission.

(k)           At the time of the execution of this Agreement, you shall have received a letter dated such date, in form and substance satisfactory to you, from Deloitte & Touche LLP, the Company’s independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference into the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(l)            At the Closing Date, you shall have received from Deloitte & Touche LLP, a letter dated as of the Closing Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (k)(i) of this Section 6, except that the specified date referred to shall be not more than three business days prior to the Closing Date.

The Company will furnish you with such conformed copies of such opinions, certificates, letters and documents as you reasonably request.

7.     Indemnification. (a)  The Company agrees to indemnify and hold harmless each Underwriter, Merrill Lynch International, Morgan Stanley & Co. International PLC, their respective officers and directors, and each person, if any, who controls any Underwriter or Merrill Lynch International or Morgan Stanley & Co. International PLC within the meaning of Section 15 of the 1933 Act, as follows:

(i)            against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) including the Rule 430B Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing

Prospectus, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the Representatives on behalf of the Underwriters expressly for use in the Registration Statement (or any amendment thereto), the Pricing Disclosure Package, the Prospectus  (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus;

(ii)           against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

(iii)          against any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) of this Section 7.

In no case shall the Company be liable under this indemnity agreement with respect to any claim made against any Underwriter or any such controlling person unless the Company shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, but failure so to notify the Company shall not relieve it from any liability which it may have otherwise than under subsections 7(a) and 7(b). The Company shall be entitled to participate at its own expense in the defense, or, if it so elects, within a reasonable time after receipt of such notice, to assume the defense of any suit brought to enforce any such claim, but if it so elects to assume the defense, such defense shall be conducted by counsel chosen by it and approved by the Underwriter or Underwriters or controlling person or persons, or defendant or defendants in any suit so brought, which approval shall not be unreasonably withheld. In any such suit, any Underwriter or any such controlling person shall have the right to employ its own counsel, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the Company and such Underwriter shall have mutually agreed to the employment of such counsel, or (ii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Company and such Underwriter or such controlling person shall have been advised by such counsel that a conflict of interest between the Company and such Underwriter or such controlling person may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and also the indemnified party (it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for all such Underwriters and all such controlling persons, which firm shall be designated in writing by you). The Company agrees to notify you within a reasonable time of the assertion of any claim against it, any of its officers or directors or any person who controls the Company within the meaning of Section 15 of the 1933 Act, in connection with the sale of the Notes.

(b)           Each Underwriter severally agrees that it will indemnify and hold harmless the Company, its directors and each of the officers of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act to the same extent as the indemnity contained in subsection (a) of this Section, but only with respect to statements or omissions made in the Registration Statement (or any amendment thereto) the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by the Representatives on behalf of the Underwriters expressly for use in the Registration Statement (or any amendment thereto), the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus.  In case any action shall be brought against the Company or any person so indemnified based on the Registration Statement (or any amendment thereto), the Pricing Disclosure Package, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company and each person so indemnified shall have the rights and duties given to the Underwriters, by the provisions of subsection (a) of this Section.

(c)           No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d)           If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party in respect of any and all loss, liability, claim, damage and expense whatsoever (or actions in respect thereof) that would otherwise have been indemnified under the terms of such indemnity, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total compensation received by the Underwriters in respect of the underwriting discount as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute are several in proportion to their respective underwriting obligations and not joint.

8.     Default by One or More of the Underwriters.  (a)  If any Underwriter shall default in its obligation to purchase the Notes which it has agreed to purchase hereunder on the Closing Date, you may in your discretion arrange for you or another party or other parties to purchase such Notes on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Notes, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Notes on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Notes, or the Company notifies you that it has so arranged for the purchase of such Notes, you or the Company shall have the right to postpone such Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Pricing Disclosure Package or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement, the Pricing Disclosure Package or the Prospectus which may be required. The term “Underwriter” as used in this Agreement shall include any person substituted under this

Section with like effect as if such person had originally been a party to this Agreement with respect to such Notes.

(b)           If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Underwriter or Underwriters by you or the Company as provided in subsection (a) above, the aggregate amount of such Notes which remains unpurchased does not exceed one-tenth of the aggregate amount of all the Notes to be purchased at such Closing Date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the amount of Notes which such Underwriter agreed to purchase hereunder at such Closing Date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the amount of Notes which such Underwriter agreed to purchase hereunder) of the Notes of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)           If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Underwriter or Underwriters by you or the Company as provided in subsection (a) above, the aggregate amount of such Notes which remains unpurchased exceeds one-tenth of the aggregate amount of all the Notes to be purchased at such Closing Date, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Notes of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company as provided in Section 5(j) hereof and the indemnity and contribution agreement in Section 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

9.     Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or the Company, or any of its officers or directors or any controlling person, and will survive delivery of and payment for the Notes.

10.   Reliance on Your Acts. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives.

11.         No Fiduciary Relationship.  The Company acknowledges and agrees that (i) the purchase and sale of the Notes pursuant to this Agreement is an arm’s-length commercial transaction between the Company on the one hand, and the Underwriters on the other hand, (ii) in connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or its shareholders, creditors, employees, or any other party, (iii) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the transaction contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

12.         Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed or telecopied and confirmed to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Attn: Office of General Counsel, facsimile number 212-449-3208 and Morgan Stanley & Co. Incorporated, 1585 Broadway, 29th Floor, New York, New York 10036, Attn: Investment Banking Division,  facsimile number 212-507-8999 or, if sent to the Company, will be mailed or telecopied and confirmed to it at 526 South Church Street, Charlotte, N.C. 28202, facsimile number (980) 373-3699, attention of Treasurer. Any such communications shall take effect upon receipt thereof.

13.         Business Day. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

14.         Successors. This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, officers and directors referred to in Section 7 and their respective successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons, officers and directors and their respective successors, heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

15.         Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

16.         Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

If the foregoing is in accordance with your understanding, kindly sign and return to us two counterparts hereof, and upon confirmation and acceptance by the Underwriters, this letter and such confirmation and acceptance will become a binding agreement between the Company, on the one hand, and each of the Underwriters, on the other hand, in accordance with its terms.

Very truly yours,

DUKE ENERGY CAROLINAS, LLC

By:
Name:
Title:

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH
Incorporated

By:
Name:
Title:

MORGAN STANLEY & CO. INCORPORATED

By:
Name:
Title:

On behalf of each of the Underwriters

SCHEDULE A

Underwriter	Principal Amount of Notes to be Purchased

Merrill Lynch, Pierce, Fenner & Smith Incorporated	$175,000,000
Morgan Stanley & Co. Incorporated	175,000,000
BNP Paribas Securities Corp.	37,500,000
Credit Suisse Securities (USA) LLC	37,500,000
Lazard Capital Markets LLC	37,500,000
UBS Securities LLC	37,500,000
Total	$500,000,000

A-1

SCHEDULE B

PRICING DISCLOSURE PACKAGE

1)	Preliminary Prospectus Supplement dated May 31, 2007
2)	Permitted Free Writing Prospectuses
	a)	Pricing Term Sheet attached as Schedule C hereto

B-1

SCHEDULE C

Filed pursuant to Rule 433
May 31, 2007

Relating to
Preliminary Prospectus Supplement dated May 31, 2007 to
Prospectus dated May 31, 2007
Registration Statement No. 333-108416

Duke Energy Carolinas, LLC
6.10% Notes due 2037

Pricing Term Sheet

Issuer:	Duke Energy Carolinas, LLC

Security Description:	Senior Unsecured Notes

Ratings (Moody’s/ S&P):	A3 / A-

Principal Amount:	$500,000,000

Maturity:	June 1, 2037

Settlement:	June 5, 2007; T+3

Coupon:	6.10%

Interest Payment Dates:	June 1 and December 1, commencing December 1, 2007

Benchmark Treasury:	T 4.50% due 02/15/36

Benchmark Treasury Yield:	5.031%

Spread to Benchmark Treasury:	1.07%

Yield to Maturity:	6.101%

Initial Price to Public:	99.987% per Note

Redemption Provisions:
Make-Whole Call:	Make whole call at T + 20 bps

CUSIP:	26442C AA2

Minimum Denominations:	$1,000

C-1

Joint Book-Running Managers:	Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated

Co-Managers:	BNP Paribas Securities Corp., Credit Suisse Securities (USA) LLC, Lazard Capital Markets LLC, UBS Securities LLC

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Merrill Lynch, Pierce, Fenner & Smith Incorporated at 1-866-500-5408 or Morgan Stanley & Co. Incorporated at 1-866-718-1649.

C-2

Annex A

Material Agreements

Amended and Restated Credit Agreement, dated June 29, 2006, among Duke Power Company LLC, The Banks Listed Herein, Citibank N.A., as Administrative Agent, and Banc of America, N.A., as Syndication Agent (filed with Form 10-Q of Duke Energy Corporation, File No. 1-32853, August 9, 2006, as exhibit 10.20).

$300,000,000 Credit Agreement, dated September 5, 2003, among Duke Energy Receivables Finance Company, LLC, as Borrower, CAFCO, LLC, as Initial Lender, the other Lenders listed therein and Citicorp North America, Inc., as Administrative Agent.

Servicing Agreement, dated September 5, 2003, among Duke Energy Receivables Finance Company, LLC, as Buyer, Duke Energy Corporation, as initial Servicer, and Citicorp North America, Inc., as Administrative Agent.

Receivables Purchase Agreement, dated September 5, 2003, between Duke Energy Corporation, as Seller, and Duke Energy Receivables Finance Company, LLC, as Buyer.

A-1